Rio Tinto

**EXHIBIT 99.1**

# Publication of Report on Payments to Governments for the year ended 31 December 2025

27 May 2026

Our report on payments to governments made by Rio Tinto and its subsidiary undertakings for the year ended 31 December 2025 as required under the UK's Report on Payments to Governments Regulations 2014 (as amended in December 2015) has been filed at Companies House. The report also satisfies the requirements of Rule 4.3A of the Disclosure and Transparency Rules of the Financial Conduct Authority in the United Kingdom.

Text of Report on Payments to Governments for the year 2025 filed at Companies House:

| **GOVERNMENT PAYMENTS BY TYPE** | |
|---|---|
| **Company Name** | RIO TINTO PLC |
| **Company Number** | 00719885 |
| **Report Name** | Extractive Industry Reporting |
| **Report End Date** | 31-Dec-25 |
| **Currency** | USD |
| **Version** | 1 |
| **Filing Date** | 27-May-26 |

| Country Code | Tax Authority Name | Payment Type | Unit Measure | Volume | Valuation Method | Amount | Notes |
|---|---|---|---|---|---|---|---|
| ARG | AGENCIA DE RECAUDACION Y CONTROL ADUANERO | Tax | | 0 | | 82,860,108 | |
| ARG | DIRECCION GENERAL DE RENTAS | Royalties | | 0 | | 8,468,503 | |
| AUS | AUSTRALIAN TAXATION OFFICE | Tax | | 0 | | 3,586,945,266 | |
| AUS | NORTHERN TERRITORY REVENUE OFFICE | Royalties | | 0 | | 80,443,857 | |
| AUS | STATE OF QUEENSLAND | Royalties | | 0 | | 188,625,571 | |
| AUS | STATE OF WESTERN AUSTRALIA | Royalties | | 0 | | 1,776,073,177 | |
| AUS | NORTHERN TERRITORY REVENUE OFFICE | Fees | | 0 | | 6,415,165 | |
| AUS | STATE OF QUEENSLAND | Fees | | 0 | | 2,250,690 | |
| AUS | STATE OF WESTERN AUSTRALIA | Fees | | 0 | | 13,367,165 | |
| AUS | CITY OF KARRATHA | Fees | | 0 | | 5,909,402 | |
| BRA | FEDERAL REVENUE OF BRAZIL | Fees | | 0 | | 322,387 | |
| CAN | CANADA REVENUE AGENCY | Tax | | 0 | | 30,180,674 | |
| CAN | GOVERNMENT OF NEWFOUNDLAND AND LABRADOR | Tax | | 0 | | 25,035,285 | |
| CAN | REVENUE QUEBEC | Tax | | 0 | | 2,097,899 | A |
| CAN | CONSEIL DES INNUS DE EKUANITSHIT | Fees | | 0 | | 777,835 | |
| CAN | CREE NATION GOVERNMENT | Fees | | 0 | | 14,198,850 | |
| CAN | GOVERNMENT OF NEWFOUNDLAND AND LABRADOR | Fees | | 0 | | 201,949 | |
| CAN | GOVERNMENT OF NORTHWEST TERRITORIES | Fees | | 0 | | 2,979,903 | |
| CAN | INNU NATION (LABRADOR) | Fees | | 0 | | 2,767,491 | |
| CAN | LES INNUS DE UASHAT MAK MANI-UTENAM AND LES INNUS DE MATIMEKUSH-LAC JOHN | Fees | | 0 | | 3,354,874 | |
| CAN | LUTSEL K'E DENE FIRST NATION | Fees | | 0 | | 299,672 | |
| CAN | NASKAPI NATION OF KAWAWACHIKAMACH | Fees | | 0 | | 1,159,526 | |
| CAN | NUNATUKAVUT COMMUNITY COUNCIL | Fees | | 0 | | 576,798 | |
| CAN | TLICHO GOVERNMENT | Fees | | 0 | | 1,266,508 | |
| CAN | YELLOWKNIVES DENE FIRST NATION | Fees | | 0 | | 959,760 | |
| CHL | TESORERIA GENERAL DE LA REPUBLICA | Tax | | 0 | | 116,987 | |

| | | | | | | | |
|---|---|---|---|---|---|---|---|
| KAZ | STATE REVENUE COMMITTEE | Fees | | 0 | | 219,076 | |
| MDG | MADAGASCAR - DIRECTION GENERALE DES IMPOTS | Tax | | 0 | | 1,165,265 | |
| MDG | TRESORERIE GENERALE DE FORT DAUPHIN | Royalties | | 0 | | 3,586,061 | |
| MNG | MONGOLIA - GENERAL DEPARTMENT OF TAXATION | Tax | | 0 | | 25,252,012 | |
| MNG | MONGOLIA - GENERAL DEPARTMENT OF TAXATION | Royalties | | 0 | | 254,417,801 | |
| MNG | AGENCY FOR STANDARDIZATION AND METROLOGY | Fees | | 0 | | 214,056 | |
| MNG | GENERAL AGENCY FOR LABOR WELFARE SERVICE | Fees | | 0 | | 855,426 | |
| MNG | GOBI OYU DEVELOPMENT SUPPORT FUND | Fees | | 0 | | 5,966,702 | |
| MNG | MINERAL RESOURCES AND PETROLEUM AUTHORITY OF MONGOLIA | Fees | | 0 | | 235,736 | |
| MNG | OYU TOLGOI CATALYST FUND FOR KHANBOGD DEVELOPMENT | Fees | | 0 | | 12,202,159 | |
| MNG | UMNUGOVI PROVINCE | Fees | | 0 | | 73,942,651 | |
| PER | PERU - THE NATIONAL SUPERINTENDENCY OF CUSTOMS AND TAX ADMINISTRATION | Fees | | 0 | | 1,636,460 | |
| USA | USA - INTERNAL REVENUE SERVICE | Tax | | 0 | | (31,904,399) | |
| USA | UTAH STATE TAX COMMISSION | Royalties | | 0 | | 10,228,284 | |
| USA | KERN COUNTY TREASURER AND TAX COLLECTOR (CA) | Fees | | 0 | | 15,808,474 | |
| USA | PINAL COUNTY TREASURER (AZ) | Fees | | 0 | | 1,278,661 | |
| USA | SALT LAKE COUNTY (UT) | Fees | | 0 | | 53,237,864 | |
| ZAF | SOUTH AFRICAN REVENUE SERVICE | Tax | | 0 | | 23,558,169 | |
| ZAF | SOUTH AFRICAN REVENUE SERVICE | Royalties | | 0 | | (6,567,096) | |
| | TOTAL | | | | | 6,282,988,664 | |

Note A: Payments reported are net of a cash refund of $1,522,200 in respect of Exploration – Canada.

| **GOVERNMENT PAYMENT TOTALS** | | | |
|---|---|---|---|
| **Company Name** | RIO TINTO PLC | | |
| **Company Number** | 00719885 | | |
| **Report Name** | Extractive Industry Reporting | | |
| **Report End Date** | 31-Dec-25 | | |
| **Currency** | USD | | |
| **Version** | 1 | | |
| **Filing Date** | 27-May-26 | | |
| **Government** | **Country Code** | **Amount** | **Notes** |
| AGENCIA DE RECAUDACION Y CONTROL ADUANERO | ARG | 82,860,108 | B |
| DIRECCION GENERAL DE RENTAS | ARG | 8,468,503 | B |
| AUSTRALIAN TAXATION OFFICE | AUS | 3,586,945,266 | B |
| NORTHERN TERRITORY REVENUE OFFICE | AUS | 86,859,022 | B |
| STATE OF QUEENSLAND | AUS | 190,876,261 | B |
| STATE OF WESTERN AUSTRALIA | AUS | 1,789,440,342 | B |
| CITY OF KARRATHA | AUS | 5,909,402 | B |
| FEDERAL REVENUE OF BRAZIL | BRA | 322,387 | B |
| CANADA REVENUE AGENCY | CAN | 30,180,674 | B |
| GOVERNMENT OF NEWFOUNDLAND AND LABRADOR | CAN | 25,237,234 | B |
| REVENUE QUEBEC | CAN | 2,097,899 | A,B |
| CONSEIL DES INNUS DE EKUANITSHIT | CAN | 777,835 | B |
| CREE NATION GOVERNMENT | CAN | 14,198,850 | B |
| GOVERNMENT OF NORTHWEST TERRITORIES | CAN | 2,979,903 | B |
| INNU NATION (LABRADOR) | CAN | 2,767,491 | B |
| LES INNUS DE UASHAT MAK MANI-UTENAM AND LES INNUS DE MATIMEKUSH-LAC JOHN | CAN | 3,354,874 | B |
| LUTSEL K'E DENE FIRST NATION | CAN | 299,672 | B |
| NASKAPI NATION OF KAWAWACHIKAMACH | CAN | 1,159,526 | B |
| NUNATUKAVUT COMMUNITY COUNCIL | CAN | 576,798 | B |
| TLICHO GOVERNMENT | CAN | 1,266,508 | B |
| YELLOWKNIVES DENE FIRST NATION | CAN | 959,760 | B |
| TESORERIA GENERAL DE LA REPUBLICA | CHL | 116,987 | B |
| STATE REVENUE COMMITTEE | KAZ | 219,076 | B |
| MADAGASCAR - DIRECTION GENERALE DES IMPOTS | MDG | 1,165,265 | B |
| TRESORERIE GENERALE DE FORT DAUPHIN | MDG | 3,586,061 | B |
| MONGOLIA - GENERAL DEPARTMENT OF TAXATION | MNG | 279,669,813 | C |
| AGENCY FOR STANDARDIZATION AND METROLOGY | MNG | 214,056 | C |
| GENERAL AGENCY FOR LABOR WELFARE SERVICE | MNG | 855,426 | C |
| GOBI OYU DEVELOPMENT SUPPORT FUND | MNG | 5,966,702 | C |
| MINERAL RESOURCES AND PETROLEUM AUTHORITY OF MONGOLIA | MNG | 235,736 | C |
| OYU TOLGOI CATALYST FUND FOR KHANBOGD DEVELOPMENT | MNG | 12,202,159 | C |
| UMNUGOVI PROVINCE | MNG | 73,942,651 | C |

| | | | |
|---|---|---|---|
| PERU - THE NATIONAL SUPERINTENDENCY OF CUSTOMS AND TAX ADMINISTRATION | PER | 1,636,460 | B |
| USA - INTERNAL REVENUE SERVICE | USA | (31,904,399) | |
| UTAH STATE TAX COMMISSION | USA | 10,228,284 | |
| KERN COUNTY TREASURER AND TAX COLLECTOR (CA) | USA | 15,808,474 | |
| PINAL COUNTY TREASURER (AZ) | USA | 1,278,661 | |
| SALT LAKE COUNTY (UT) | USA | 53,237,864 | |
| SOUTH AFRICAN REVENUE SERVICE | ZAF | 16,991,073 | B |
| TOTAL | | 6,282,988,664 | |
| Note B: Amounts in local currency are converted to US$ at the average exchange rate for the year. | | | |
| Note C: Amounts in local currency are converted to US$ at the exchange rate at the time the payments were made. | | | |

| **PROJECT PAYMENTS BY TYPE** | |
|---|---|
| **Company Name** | RIO TINTO PLC |
| **Company Number** | 00719885 |
| **Report Name** | Extractive Industry Reporting |
| **Report End Date** | 31-Dec-25 |
| **Currency** | USD |
| **Version** | 1 |
| **Filing Date** | 27-May-26 |

| Project Code | Project Name | Country Code | Payment Type | Unit Measure | Volume | Valuation Method | Amount | Notes |
|---|---|---|---|---|---|---|---|---|
| | | | | | | | | |
| ARG01 | RINCON – ARGENTINA | ARG | Tax | | 0 | | 18,032,328 | |
| ARG02 | SAL DE VIDA – ARGENTINA | ARG | Tax | | 0 | | 52,732,092 | |
| ARG03 | FÉNIX – ARGENTINA | ARG | Tax | | 0 | | 11,393,050 | |
| ARG03 | FÉNIX – ARGENTINA | ARG | Royalties | | 0 | | 6,433,609 | |
| ARG04 | OLAROZ – ARGENTINA | ARG | Royalties | | 0 | | 2,034,894 | |
| AUS01 | PILBARA – AUSTRALIA | AUS | Tax | | 0 | | 3,618,683,746 | D |
| AUS01 | PILBARA – AUSTRALIA | AUS | Royalties | | 0 | | 1,773,826,708 | |
| AUS01 | PILBARA – AUSTRALIA | AUS | Fees | | 0 | | 19,276,567 | |
| AUS05 | DAMPIER SALT – AUSTRALIA | AUS | Tax | | 0 | | 58,123,392 | |
| AUS05 | DAMPIER SALT – AUSTRALIA | AUS | Royalties | | 0 | | 2,246,469 | |
| AUS06 | GOVE – AUSTRALIA | AUS | Tax | | 0 | | 6,641,968 | D |
| AUS06 | GOVE – AUSTRALIA | AUS | Royalties | | 0 | | 80,443,857 | |
| AUS06 | GOVE – AUSTRALIA | AUS | Fees | | 0 | | 6,415,165 | |
| AUS07 | WEIPA INCLUDING AMRUN – AUSTRALIA | AUS | Tax | | 0 | | (58,512,313) | E |
| AUS07 | WEIPA INCLUDING AMRUN – AUSTRALIA | AUS | Royalties | | 0 | | 188,625,571 | |
| AUS07 | WEIPA INCLUDING AMRUN – AUSTRALIA | AUS | Fees | | 0 | | 2,250,690 | |
| AUS08 | WINU – AUSTRALIA | AUS | Tax | | 0 | | (20,839,663) | E |
| AUSEXP01 | EXPLORATION – AUSTRALIA | AUS | Tax | | 0 | | (16,449,226) | E |
| BRAEXP01 | EXPLORATION – BRAZIL | BRA | Fees | | 0 | | 322,387 | |
| CAN01 | IRON ORE COMPANY OF CANADA | CAN | Tax | | 0 | | 57,148,428 | |
| CAN01 | IRON ORE COMPANY OF CANADA | CAN | Fees | | 0 | | 8,060,638 | |
| CAN02 | DIAVIK – CANADA | CAN | Fees | | 0 | | 5,505,843 | |
| CAN03 | RIO TINTO FER ET TITANE – CANADA | CAN | Tax | | 0 | | 1,687,630 | |
| CAN03 | RIO TINTO FER ET TITANE – CANADA | CAN | Fees | | 0 | | 777,835 | |
| CANEXP01 | EXPLORATION – CANADA | CAN | Tax | | 0 | | (1,522,200) | A |
| CAN04 | GALAXY LITHIUM – CANADA | CAN | Fees | | 0 | | 14,198,850 | |
| CHLEXP01 | EXPLORATION – CHILE | CHL | Tax | | 0 | | 116,987 | |
| KAZEXP01 | EXPLORATION – KAZAKHSTAN | KAZ | Fees | | 0 | | 219,076 | |
| MDG01 | QIT MADAGASCAR MINERALS – MADAGASCAR | MDG | Tax | | 0 | | 1,165,265 | |
| MDG01 | QIT MADAGASCAR MINERALS – MADAGASCAR | MDG | Royalties | | 0 | | 3,586,061 | |
| MNG01 | OYU TOLGOI – MONGOLIA | MNG | Tax | | 0 | | 25,252,012 | |
| MNG01 | OYU TOLGOI – MONGOLIA | MNG | Royalties | | 0 | | 254,417,801 | |
| MNG01 | OYU TOLGOI – MONGOLIA | MNG | Fees | | 0 | | 93,416,730 | |
| PEREXP01 | EXPLORATION – PERU | PER | Fees | | 0 | | 1,636,460 | |
| USA01 | KENNECOTT UTAH COPPER – US | USA | Tax | | 0 | | (12,385,557) | F |
| USA01 | KENNECOTT UTAH COPPER – US | USA | Royalties | | 0 | | 10,228,284 | |
| USA01 | KENNECOTT UTAH COPPER – US | USA | Fees | | 0 | | 53,237,864 | |
| USA02 | RESOLUTION COPPER – US | USA | Tax | | 0 | | (31,344,492) | F |
| USA02 | RESOLUTION COPPER – US | USA | Fees | | 0 | | 1,278,661 | |
| USA03 | U.S. BORAX – US | USA | Tax | | 0 | | 20,085,753 | F |
| USA03 | U.S. BORAX – US | USA | Fees | | 0 | | 15,808,474 | |
| USAEXP01 | EXPLORATION – US | USA | Tax | | 0 | | (8,260,103) | F |
| ZAF01 | RICHARDS BAY MINERALS – SOUTH AFRICA | ZAF | Tax | | 0 | | 23,558,169 | |
| ZAF01 | RICHARDS BAY MINERALS – SOUTH AFRICA | ZAF | Royalties | | 0 | | (6,567,096) | |
| | TOTAL | | | | | | 6,282,988,664 | |

Note D: Project amount includes payments / refunds between entities within tax groups where final payments to government are paid by the head / representative entity on behalf of the tax group.

Note E: Project amount includes payments / refunds between entities within tax groups where final payments to government are paid by the head / representative entity on behalf of the tax group. This does not represent an actual refund from the Australian Tax Office.

Note F: Project amount includes payments / refunds between entities within tax groups where final payments to government are paid by the head / representative entity on behalf of the tax group. Overall there was a net refund from the IRS in the year.

| **PROJECT PAYMENT TOTALS** | | | |
|---|---|---|---|
| **Company Name** | RIO TINTO PLC | | |
| **Company Number** | 00719885 | | |
| **Report Name** | Extractive Industry Reporting | | |
| **Report End Date** | 31-Dec-25 | | |
| **Currency** | USD | | |
| **Version** | 1 | | |
| **Filing Date** | 27-May-26 | | |

| **Project Name** | **Project Code** | **Amount** | **Notes** |
|---|---|---|---|
| RINCON – ARGENTINA | ARG01 | 18,032,328 | |
| SAL DE VIDA – ARGENTINA | ARG02 | 52,732,092 | |
| FÉNIX – ARGENTINA | ARG03 | 17,826,659 | |
| OLAROZ – ARGENTINA | ARG04 | 2,034,894 | |
| PILBARA – AUSTRALIA | AUS01 | 5,411,787,021 | |
| DAMPIER SALT – AUSTRALIA | AUS05 | 60,369,861 | |
| GOVE – AUSTRALIA | AUS06 | 93,500,990 | |
| WEIPA INCLUDING AMRUN – AUSTRALIA | AUS07 | 132,363,948 | |
| WINU – AUSTRALIA | AUS08 | (20,839,663) | |
| EXPLORATION – AUSTRALIA | AUSEXP01 | (16,449,226) | |
| EXPLORATION – BRAZIL | BRAEXP01 | 322,387 | |
| IRON ORE COMPANY OF CANADA | CAN01 | 65,209,066 | |
| DIAVIK – CANADA | CAN02 | 5,505,843 | |
| RIO TINTO FER ET TITANE – CANADA | CAN03 | 2,465,465 | |
| GALAXY LITHIUM - CANADA | CAN04 | 14,198,850 | |
| EXPLORATION – CANADA | CANEXP01 | (1,522,200) | A |
| EXPLORATION – CHILE | CHLEXP01 | 116,987 | |
| EXPLORATION – KAZAKHSTAN | KAZEXP01 | 219,076 | |
| QIT MADAGASCAR MINERALS – MADAGASCAR | MDG01 | 4,751,326 | |
| OYU TOLGOI – MONGOLIA | MNG01 | 373,086,543 | |
| EXPLORATION – PERU | PEREXP01 | 1,636,460 | |
| KENNECOTT UTAH COPPER – US | USA01 | 51,080,591 | |
| RESOLUTION COPPER – US | USA02 | (30,065,831) | |
| U.S. BORAX – US | USA03 | 35,894,227 | |
| EXPLORATION – US | USAEXP01 | (8,260,103) | |
| RICHARDS BAY MINERALS – SOUTH AFRICA | ZAF01 | 16,991,073 | |
| TOTAL | | 6,282,988,664 | |